EXHIBIT 1




                             JOINT FILING AGREEMENT




         The undersigned hereby agree that Amendment No. 1 (the "Amendment"), dated as of the date hereof, to the Statement on Schedule 13D, dated as of February 12, 2004, with respect to the common stock, par value $0.001 per share, of SK Technologies Corporation is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Amendment and each such amendment. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 23rd day of April, 2004.

                                        Signature Pages Follow



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                                          SIXTH AVENUE ASSOCIATES LLC


                                          By:  /s/ Philip Kozloff
                                              ----------------------------------
                                              Name:  Philip Kozloff
                                              Title: Manager


                                          By:  /s/ James J. Ruddy
                                              ----------------------------------
                                              Name:  James J. Ruddy
                                              Title: Vice President


                                          THE CORNERHOUSE LIMITED PARTNERSHIP

                                          By:  Sixth Avenue Associates LLC,
                                               General Partner


                                               By:  /s/ Philip Kozloff
                                                  ------------------------------
                                                  Name:  Philip Kozloff
                                                  Title: Manager


                                               By:  /s/ James J. Ruddy
                                                  ------------------------------
                                                  Name:  James J. Ruddy
                                                  Title: Vice President


                                          WINSOME LIMITED PARTNERSHIP

                                          By:  Sixth Avenue Associates LLC,
                                               General Partner


                                               By:  /s/ Philip Kozloff
                                                  ------------------------------
                                                  Name:  Philip Kozloff
                                                  Title: Manager


                                               By:  /s/ James J. Ruddy
                                                  ------------------------------
                                                  Name:  James J. Ruddy
                                                  Title: Vice President


                                          DOROTHY D. EWESON



                                                 /s/ Dorothy D. Eweson
                                          --------------------------------------